November 17, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:	Form 8-K CDF Floorplan Receivables, L.P.
   	Registration Nos. 333-74457 and 333-74457-01

On behalf of CDF Floorplan Receivables, L.P., a Delaware Limited
Partnership ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Pat.o-malley@ge.com at your earliest convenience.

Sincerely,
/s/ W. Steven Culp
Controller

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 17, 2003

CDF FLOORPLAN RECEIVABLES, L.P.
(Exact name of registrant as specified in its amended charter)

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST
(Co-Registrant and Issuer with Respect to the Securities)

Delaware                    333-74457 and 333-74457-01   88-0355652
(State or other jurisdiction      (Commission           (IRS Employer
of incorporation                   File Numbers)         identification No.)

655 Maryville Centre Drive
St. Louis, Missouri                               63141
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:   (314) 523-3000

Item 5.     Other Events.

Copies of the monthly Certificateholders' Statement is being filed as Exhibits 1 to this Current Report on Form 8-K.

Item 7.(c)  Exhibits.

Exhibit     Description

EX-1		Distribution Financial Services Floorplan Master Trust
		Compliance/Statistical Reporting
		Reporting for period ending 10/31/2003

EX-2 Distribution Financial Services Floorplan Master Trust Distribution Date Statement Series 2000-2
            Reporting for period ending 10/31/2003

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FLOORPLAN RECEIVABLES, L.P.,
on behalf of itself, as Registrant

By:         CDF Floorplan Receivables, Inc.,
            its General Partner

By: 		/s/ W. Steven Culp
Title: 	Controller

CDF FLOORPLAN RECEIVABLES, L.P.
on behalf of Distribution Financial Services Floorplan Master Trust, as Co-Registant

By:    	/s/ W. Steven Culp
Title:  	Controller

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

CDF Floorplan Receivables, L.P.
Distribution Financial Services Floorplan Master Trust
Distribution Date Statement
Report Date             10/31/03
Collection Period       10/01/03 10/31/03
Determination Date      11/13/03
Distribution Date       11/17/03
                                                                Dealer
                                                                 Over-          Series          Series         Series        Series
                                                 Total       Concentration      2000-2          2000-2         2000-2        2000-2
                          Date                   Trust          Series           Total         Class A        Class B       Class C
Pool Balance
1 Beginning of Month
  Receivables                     09/30/03  3,038,930,642
2 Plus: Account Additions         10/01/03              -
3 Beginning of month
  Principal
  Receivables                     10/01/03  3,038,930,642
4 Discount Factor                                0.50%
  Beginning of month Pool
5 Balance                         10/01/03  3,023,735,989
6 Beginning of month Dealer
  Overconcentrations              10/01/03     24,333,810
  Beginning of month
7 Unconcentrated
  Pool Balance                    10/01/03  2,999,402,179

8 End of month Principal
  Receivables                     10/31/03  3,086,107,348
9 Discount Factor                                0.50%
10End of mo Pool Balance          10/31/03  3,070,676,811
11End of month Dealer
  Overconcentrations              10/31/03     34,945,810
12End of month
  Unconcentrated Pool
  Balance                         10/31/03  3,035,731,001
13Overconcentrated %              10/31/03       1.14%
14Unconcentrated %                10/31/03      98.86%

Certificates
15Beginning of
  month/closing date
  Invested Amount                 10/01/03                    24,333,810      500,000,000    477,500,000    15,000,000    7,500,000
16Allocation Percentage           10/01/03                       0.93%          19.05%          18.20%         0.57%         0.29%
17End of month Invested
  Amount                          10/31/03                    34,945,810      500,000,000    477,500,000    15,000,000    7,500,000
18Principal Payments
  Outstanding Principal           11/17/03                             -                -              -             -            -
19Balance                         11/17/03                    34,945,810      500,000,000    477,500,000    15,000,000    7,500,000
20Pool Factor                     11/17/03                                                       1.00000       1.00000      1.00000

Excess Funding Account
21End of month balance            10/15/03              -
22Determination Date
  Deposit                         11/17/03              -
  Distribution Date
23Disbursement                    11/17/03              -
  Excess Funding Account
24Balance                         11/17/03              -

Reserve Fund
25Required Amount                 11/17/03                                     17,500,000
26Beginning Balance               10/15/03                                     17,500,000
27Deposits              10/15/03  11/17/03                                         13,683
28Disbursements         10/15/03  11/17/03                                         13,683
29Ending Balance                  11/17/03                                     17,500,000

Collections
30Principal Allocation
  Percentage                      10/31/03                       1.17%          16.67%          15.92%         0.50%         0.25%
31Floating Allocation
  Percentage                      10/31/03                       1.17%          16.67%          15.92%         0.50%         0.25%

32Principal Collections 10/01/03  10/31/03  1,293,940,587      1,311,204
33Nonprincipal Collectio10/01/03  10/31/03     20,435,865          6,512
34Total Collections     10/01/03  10/31/03  1,314,376,452      1,317,716

Defaults
35Defaulted Amount      10/01/03  10/31/03       (233,782)
36Investor Default Amoun10/01/03  10/31/03                             -          (38,972)       (37,218)       (1,169)       (585)

Interest
37Monthly Interest                11/17/03                             -          637,129        599,660        22,550       14,919
38Interest Shortfall              11/17/03                             -                -              -             -            -
39Additional Interest             11/17/03                             -                -              -             -            -
40Total                           11/17/03                             -          637,129        599,660        22,550       14,919

Servicing Fee
41Certificate Balance for
  Servicing
  Fee determination               10/01/03                                    500,000,000    477,500,000    15,000,000    7,500,000
42Servicing Fee Rate                                                             2.00%           2.00%         2.00%         2.00%
43Servicing Fee         10/01/03  10/31/03                                        833,333        795,833        25,000       12,500
44Remaining Servicing Fee         11/17/03                                        833,333        795,833        25,000       12,500

Excess Servicing
45Nonprincipal Collectio10/01/03  10/31/03     20,435,865          6,512
46Servicer Advance Less
  Reimbursement of Servicer
  Advance               10/01/03  10/31/03      1,182,484
47Floating Allocation
  Percentage                                                     1.17%          16.67%          15.92%         0.50%         0.25%
48Investor Nonprincipal
  Collections           10/01/03  10/31/03                         6,512        3,406,657      3,253,357       102,200       51,100
49Investor portion of
  Servicer Advance
  Less Reimbursement    10/01/03  10/31/03                             -          197,121        188,250         5,914        2,957
50Plus:  Investment Proc10/01/03  10/31/03                             -           15,652
51Less:
52Monthly Interest                11/17/03                             -          637,129        599,660        22,550       14,919
53Prior Monthly Interest          11/17/03                             -                -              -             -            -
54Additional Interest             11/17/03                             -                -              -             -            -
55Reserve Fund Deposit            11/17/03                             -                -              -             -            -
56Default Amount        10/01/03  10/31/03                             -          (38,972)       (37,218)       (1,169)       (585)
57Charge-Offs           10/01/03  10/31/03                             -                -              -             -            -
58Monthly Servicing Fee           11/17/03                             -          833,333        795,833        25,000       12,500
59Carry-over Amount               11/17/03                             -                -              -             -            -
60Carry-over Amount
     Additional Interest          11/17/03                             -                -              -             -            -
61Yield Supplement Dep.           11/17/03                             -                -
62Balance:  Excess Servi10/01/03  10/31/03                      6,512.00     2,187,940.00

Collection Account
63Beginning Balance               10/15/03                                              -
64Deposits              10/15/03  11/17/03                                        834,250
65Disbursements         10/15/03  11/17/03                                        834,250
66Ending Balance                  11/17/03                                              -

Interest Funding Account
67Beginning Balance               10/15/03                                              -
68Deposits              10/15/03  11/17/03                                        637,144
69Disbursements         10/15/03  11/17/03                                        637,144
70Ending Balance                  11/17/03                                            -

Principal Funding Account
71Beginning Balance               10/15/03                                              -
72Deposits              10/15/03  11/17/03                                              -
73Disbursements         10/15/03  11/17/03                                              -
74Ending Balance                  11/17/03                                              -

Yield Supplement Account
75Required Amount                 11/17/03                                      2,500,000
76Beginning balance               10/15/03                                      2,500,000
77Deposit               10/15/03  11/17/03                                          1,955
78Disbursements         10/15/03  11/17/03                                          1,955
79Ending balance                  11/17/03                                      2,500,000

Total Amount Distributed          11/17/03        637,129

Interest Rate for the Next Period
80One-month LIBOR       11/17/03  12/14/03          1.12000%
81Net Receivables Rate            10/31/03          5.66605%

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